  Exhibit 13.2
PRINCIPAL FINANCIAL

OFFICER CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
In connection

with this

Annual Report

of Diana

Shipping Inc.

(the “Company”)

on Form

20-F for

the year
ended December 31, 2024 as filed with the Securities

and Exchange Commission (the “SEC”) on or about
the date hereof (the “Report”),

I, Maria Dede, and I, Ioannis

Zafirakis,

each a Co-Chief Financial

Officer of
the

Company,

certify,

pursuant

to

18

U.S.C.

Section

1350,

as

adopted

pursuant

to

Section

906

of

the
Sarbanes-Oxley Act of 2002, that:
(1)

The

Report

fully

complies

with

the

requirements

of

Section

13(a)

or

15(d)

of

the

Securities
Exchange Act of 1934; and
(2)

The

information

contained

in

the

Report

fairly

presents,

in

all

material

respects,

the

financial
condition and results of operations of the Company.
A
signed original

of this

written statement

has been

provided to

the Company

and will be

retained by

the
Company and furnished to the SEC or its staff

upon request.
Date: March 21, 2025
/s/ Maria Dede
Maria Dede
Co-Chief Financial Officer (Co-Principal Financial

Officer)
/s/ Ioannis Zafirakis

Ioannis Zafirakis

Co-Chief Financial Officer (Co-Principal Financial

Officer)